EXHIBIT 23




               CONSENT OF INDEPENDENT PUBLIC ACCOUNTANTS
               _________________________________________



As independent public accountants, we hereby consent to the incorporation of our report dated June 23, 2000, included in this Form 11-K, into the Company's previously filed Registration Statement File Nos. 2-32091, 2-53247, 2-58696, 33-2161, 33-8842,
33-31095, 33-37690, 33-46096, 33-46097, 33-46098, 33-50665,
33-56115, 333-2165, 333-31573, 333-42687 and 333-67391.





                                             ARTHUR ANDERSEN LLP

Chicago, Illinois
June 23, 2000